                                                                Exhibit 10.14(D)



                                                                  Execution Copy


            FOURTH AMENDMENT TO MASTER LEASE AGREEMENT, dated as of the 27th day of December, 2001 (this "Amendment"), by and among EACH OF THE ENTITIES IDENTIFIED ON EXHIBIT A TO THE LEASE, or the successors thereto (collectively, "Landlord") and AMERICOLD LOGISTICS, LLC ("Tenant").


                               W I T N E S E T H:

            WHEREAS, Landlord and Tenant are parties to a certain Master Lease Agreement, dated as of March 11, 1999, as amended by those certain letter agreements, respectively dated November 30, 1999 and March 22, 2000, and by that certain Third Amendment to Master Lease Agreement, executed May 11, 2001 and effective as of February 22, 2001 (as so amended, the "Lease"); and

            WHEREAS, the Landlord and Tenant wish to amend the Lease on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, for TEN DOLLARS and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Fee Owners. Exhibit A to the Lease is hereby deleted and replaced in its entirety with Exhibit A attached hereto.

            2. Definitions.

      (a) All capitalized terms used but not defined herein shall have the meaning given such terms in the Lease.

      (b) The parties hereto acknowledge and agree that (i) "Land" shall include the real property described on Exhibit B hereto relating to the facility known as "Skygate" and located in Atlanta, Georgia (the "Skygate Facility"), (ii) that the Skygate Facility shall be a "Leased Property" under the Lease and (iii) Americold Corporation, as successor by merger to Carmar Group, Inc. and as the fee owner of the Skygate Facility, shall be a Landlord under the Lease.

            3. Rent.

            (a) The parties hereto agree and acknowledge that the aggregate amount of Minimum Rent and Percentage Rent under this Lease and each of the Related Leases with respect to the period commencing January 1, 2000 through December 31, 2000 shall be $36,255,000 and that 66.4% of such aggregate amount shall be allocated to this Lease. Notwithstanding anything in the Lease to the contrary, Landlord hereby (i) agrees that the payment of such amount by Tenant shall represent satisfaction in full of Tenant's obligation to pay Minimum Rent and Percentage Rent pursuant to the Lease with respect to the period commencing January 1, 2000 through December 31, 2000 and (ii) waives any and all of its rights under the Lease to receive additional payments of Minimum Rent and/or Percentage Rent with respect to such period, and Tenant hereby waives any right to receive adjustments of amounts paid on account of Percentage Rent for such period.

            (b) The parties hereto agree and acknowledge that the aggregate amount of Minimum Rent and Percentage Rent under this Lease and each of the Related Leases with respect to the period commencing January 1, 2001 through December 31, 2001 shall be $17,918,000 and that 66.4% of such aggregate amount shall be allocated to this Lease. Notwithstanding anything in the Lease to the contrary, Landlord hereby (i) agrees that the payment of such amount by Tenant shall represent satisfaction in full of Tenant's obligation to pay Minimum Rent and Percentage Rent pursuant to the Lease with respect to the period commencing January 1, 2001 through December 31, 2001 and (ii) waives any and all of its rights under the Lease to receive additional payments of Minimum Rent and/or Percentage Rent with respect to such period, and Tenant hereby waives any right to receive adjustments of amounts paid on account of Percentage Rent for such period.

            4. Release Amounts. Exhibit 2.1(a) of the Lease is hereby modified by adding $15,000,000 as the Release Amount for the Skygate Facility.

            5. Rent Allocations. Exhibit 3.1(a) of the Lease is hereby deleted and replaced in its entirety with the attached Exhibit C.

            6. Authority. Each party hereto represents and warrants that this Amendment has been duly authorized, executed and delivered on behalf of such party.

            7. Miscellaneous.

            (a) The Lease is in full force and effect and, except as set forth herein, is unmodified.

            (b) This Amendment may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

            (c) In all respects, except to the extent that the context otherwise requires, references to "this Lease" (and words of similar import) in the Lease prior to its amendment hereby shall be deemed to refer to the Lease as amended hereby and as the same may hereafter be amended.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives effective as of the day and year first above written.

                  LANDLORD:

                  VC FREEZER AMARILLO, L.P.

                  By:  VC Freezer Omaha Amarillo L.L.C., its general partner

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration


                  VC FREEZER FREMONT L.L.C.

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration


                               [Signatures continue on following page]

                  VC FREEZER GARDEN CITY L.L.C.

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration


                  VC FREEZER PHOENIX L.L.C.

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration


                  VC FREEZER SIOUX FALLS L.L.C.

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration

                                [Signatures continue on following page]

                  VC FREEZER SPRINGDALE L.L.C.

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration


                  VC FREEZER RUSSELVILLE L.L.C.

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration


                  VC FREEZER TEXARKANA L.L.C.

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration

                                 [Signatures continue on following page]

                  CARMAR FREEZERS RUSSELVILLE L.L.C.

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration


                  VC FREEZER FORT WORTH L.L.C.

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration


                  AMERICOLD CORPORATION


                  By: /s/ Joseph Macnow
                      -----------------
                      Name:  Joseph Macnow
                      Title: Executive Vice President Finance and Administration


                                 [signatures continue on following page]

                  VC FREEZER KENTUCKY, L.L.C.

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration


                  VC FREEZER MASSILLON, L.L.C.

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration


                  VC FREEZER STRASBURG, L.L.C.

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration

                                 [Signatures continue on following page]

                  VC FREEZER BABCOCK, L.L.C.

                     By:  VC Omaha Real Estate Holdings, L.L.C., its sole member

                          By:  VC Omaha Holdings, L.L.C., its sole member

                              By:  Americold Corporation, its sole member

                                   By: /s/ Joseph Macnow
                                       -----------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President Finance
                                              and Administration


                  TENANT:

                  AmeriCold Logistics, LLC


                  By: /s/ J.C. Daiker
                      ---------------
                      Name:  J.C. Daiker
                      Title: CFO

                                                                       EXHIBIT A


                               List of Fee Owners


VC Freezer Amarillo, L.P.
VC Freezer Fremont L.L.C.
VC Freezer Garden City L.L.C.
VC Freezer Phoenix L.L.C.
VC Freezer Sioux Falls L.L.C.
VC Freezer Springdale L.L.C.
VC Freezer Russelville L.L.C.
VC Freezer Texarkana L.L.C.
Carmar Freezers Russelville L.L.C.
VC Freezer Fort Worth L.L.C.
Americold Corporation
VC Freezer Kentucky, L.L.C.
VC Freezer Massillon, L.L.C.
VC Freezer Strasburg, L.L.C.
VC Freezer Babcock, L.L.C.

                                                                       EXHIBIT B


                      Legal Description of Skygate Facility

                                 (See attached)

                                                                       EXHIBIT C


                  Pro-rata Reduction in Fixed Rent and
Property          Percentage Rent Breakpoint
--------          --------------------------
Amarillo           5.06%
Carthage          20.06%
Fort Worth         1.80%
Freemont           4.42%
Garden City        7.17%
Phoenix            4.33%
Sioux Falls        6.53%
Texarkana          8.05%
Russellville       6.99%
Springdale         6.89%
Valley             5.85%
Seebree            4.59%
Massillon          4.55%
Strasburg          7.16%
Babcock            2.17%
Skygate            4.38%
                  -----
                    100%